Exhibit 99.1

C. E. UNTERBERG, TOWBIN

LIFE SCIENCES

Life Sciences Conference

October 26, 2005

Cautionary Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under
The Private Securities Litigation Reform Act of 1995, including statements regarding the focus of the Company on urology and sexual health; future
Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the androgen market and the gel segment thereof and factors that may drive such growth; the effect the Company’ s co-promotion partnership will have on future Testim sales and gross profit; probability of the Company’ s prevailing in pending patent litigation and the timing of court decisions in these actions; the
Company’s products in development for treatment of Peyronie’s and Dupuytren’ s Diseases; the Company’s products in development for androgen replacement, overactive bladder and pain using a transmucosal film delivery system; size, growth potential and competition within certain markets relevant to the Company’ s product candidates; market expansion opportunities from diabetic patients; interpretation of clinical results, including the efficacy and tolerability of the Company’ s product candidates as well as the reduction of side effects; the timing of the commencement and completion of clinical trials; the timing of manufacturing scale up for the Company’s product candidates; the timing of permission to enter Phase III trials for the Company’ s AA4500 product candidate; competitive developments affecting the Company’s products and product candidates; the success of the Company’s development activities; and the Company’ s development and operation goals for fiscal 2005, 2006 or 2007. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward- looking financial information and other statements containing the words “believe,”
“may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the
Company, constitute forward- looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Quarterly Report on Form 10- Q for the quarterly period ended June 30, 2005 under the heading “Factors That
May Affect Our Future Results” , which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at
http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-
looking statements. Given these risks and uncertainties, any or all of these forward- looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’ s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward- looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

Auxilium Pharmaceuticals
• Specialty pharma company currently focused on
urology and sexual health
• Testim
®
– for the treatment of testosterone
replacement in hypogonadal men – has grown
rapidly since 2003 launch
• Established sales and marketing organization
• Pipeline of product candidates aimed at unmet
medical needs

Testosterone Replacement Therapy

Signs and Symptoms of Low
Testosterone
Brain Function
Libido and erections
Energy and vigor
Irritability and depressed
mood
Cognitive function
Sleep quality
Body Composition
Fat mass – abdominal
obesity
Muscle mass and strength
Bone mineral density
Male hairs and skin
thickness

…within
disease state
8%
12%
11%
20%
7%
20%
49%
70%
40-49 50-59 60-69 70-79
Prevalence of Low
Testosterone Increases…
…with age
Total testosterone Free testosterone
Age by Decade
20%
33%
30%
50%
Erectile Dysfunction
Type-2 Diabetes
HIV (men)
AIDS
Source: Bodie J. et al, Dhinda S. et al, Dobbs, FDA Website

Gel Segment Continues to
Outpace Androgen Market
TRx Growth 2005 over 2004
Note: Total dollar value androgen market and gel segment increased 8.1% & 12.3%, respectively at YTD June 2005.
Source: IMS, NPA & NSP data.
-2.4%
1.3%
2.5%
1.3%
5.7%
7.3%
Q1 Q2 Q3
Androgen TRT Market Gel Segment

Testim ®

Testim
®
- a Leader in the Market
• Proprietary, topical
1% testosterone gel
– once-a-day application
– self-marketed in U.S.
• Launched in 2003
– 120 sales and marketing professionals
– >26,000 script units in September 2005  (1)
• Favorable clinical and
commercial profile
– comparative studies support advantages
– cost-effective and convenient
– broad prescription coverage
– growing prescriber loyalty
(1)  Source:  IMS Data

$2,893
$4,307
$5,634
$6,619
$7,157
$7,615
$8,797
$9,839
Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205
Quarterly Net Revenue
Testim quarterly net revenue
($ in thousands)
Growth
Q2 2005 vs 2004:
49%
Growth
Q2 2005 vs Q1:
12%
Growth
Q2 2005 vs 2004:
49%
Growth
Q2 2005 vs Q1:
12%

Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
total testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
free testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Data Demonstrates
Testim
®
’s Advantages
• 13 clinical studies involving 1,600 patients
– largest placebo-controlled study ever conducted
• Clinical trial vs. AndroGel
– 30% higher testosterone absorption (p<0.001)

Sexual Activity Improved
Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology
In placebo-controlled study, 90-day results
included:
• 59% increase in sexual activity
• Statistically significant increases in sexual
desire

12-month Study Reveals
Lasting Results
Changes in body composition:
Lean Body Mass +4.8 lbs
Fat Mass -4.0 lbs
Bone Mineral Density +2.6%
Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

Specialized Sales Focus
• 94 territories, 10 regions: covers 85% of
specialty prescribers
• Targeting urologists, endocrinologists and select
primary care physicians
• Higher frequency of calls among the most
important prescribers – pyramid of influence
• Share levels attained highest among the most
important prescribers

Testim
®
share of TRx of gel market
Testim
®
is The Growth Story
Strong market share with high-prescribing
urologists (27% gel market share in August 2005)
1.0%
14.3%
Mar-03 Aug-05
0%
2%
4%
6%
8%
10%
12%
14%
Absolute Growth in Scripts
YTD Aug 2005 vs 2004
Testim AndroGel
Source: IMS data

Testim
®
Co-Promote Adds SOV
• Co-promotion agreement with Oscient began in
May 2005
• Addition of 300 Oscient representatives improves
“Share of Promotional Voice” for Testim
®
,
bringing total representatives to almost 400

Testim
®
Co-Promotion
Partnership
• Oscient to promote Testim
®
to primary care
physicians
• Auxilium to promote Testim
®
to specialists, select
PCPs
• Companies share out-of-pocket marketing costs
• Two year agreement, with possibility to extend
for six years pending OSCI achievement of
milestones

How the Profit Split Works
gross profit
sales
PCP Gross Profit
Gross Profit to
Cover
Marketing Costs
Below
Threshold Gross
Profit
Specialist Gross
Profit
Split based on
sales being
achieved
Split 50/50
(except 2005:
65/35 OSCI)
Retained 100%
by Auxilium
(illustrative only)
PCP Sales
PCP Sales to
Cover Marketing
Costs
PCP Sales
below Threshold
Specialist Sales

Phase IV to Support Growth
• Core market support
– Testim
®
co-administration with PDE-5
inhibitors
• Market expansion
– Diabetes: first study
•
40% of diabetic men have low testosterone
•
Study impact on blood sugar control

market drivers
product drivers
Testim
®
Growth Strategy
• Male sexual health
awareness
• ED promotional impact
• Increased screening and
testing
– normal “T” enhances
outcome in ED patients
– other health parameters
improved with normal “T”
• Increase awareness
through thought leaders
• Leverage clinical data
• Improve sales force
efficiencies
• Modest sales force
expansion
• Leverage third-party payer
coverage
• Line extension

Gel Market Dynamics
• Two gels on the market, including Testim
®
–
limited competition in development
• Current Testim
®
patent (exp. 2008) – new
formulation patent filed in 4/03 (exp. 2020)
• Testim
®
inequivalent to AndroGel by virtue of
greater absorption
– AndroGel Paragraph IV challenge: Q1 ’06
– Opportunity to prevail via patent actions and court
– Testim
®
not substitutable
• Impact of transmucosal film product candidates

Testim
®
- Summary
We believe:
• Testim
®
- fastest growing androgen gel
• Data demonstrates Testim’s
®
advantages
• Specialized sales focus
• OSCIENT co-promote: 300 additional reps!
• Phase IV to support growth
• Gel market dynamics
– gel therapy is fastest-growing segment of TRT market
– Under-treated market with growth potential
• Rapid script units growth; >26,000 script units in
September 2005
Source: IMS data

Pipeline

Pipeline Overview
• We believe:
– AA4500 franchise offers “first mover” options for
unmet medical needs
– Transmucosal film technology provides dosage
formulations for a variety of product candidates
– Robust pipeline includes focused projects for short-
term and additional candidates for mid and long-term

AA4500  - A Transforming
Opportunity
• We believe this is a high potential product:
– First mover value
– No effective non-surgical treatments available
– Orphan drug status granted
• Currently licensed for two indications; options for
licensing other indications

AA4500 – An injectible enzyme that
breaks down plaque
TBD Evaluation Other
Phase III:
commence 1st
half of year
Phase II complete Dupuytren's
Disease
Phase IIb:
1st
half
Phase III: commence
Q4/Q1 2007
Phase IIa complete Peyronie’s
Disease
2006 Goals Current Status Indication

Peyronie’s Disease
• Affects men predominantly over 50
• Plaque, or hard scar area on the penis
• Pain during erection and distortion of the penis
• Treated by urologists
• No good treatment options
– PABA, Vitamin E, Verapamil ineffective
– surgical treatment – may shorten the penis; cause
scarring
Source:   Mulhall, J. et al., June 2004

Peyronie’s Disease & Current Treatment Modality Before Surgery Surgery Confidential

Dupuytren’s Disease
• Affects Caucasian population – prevalence higher
among people of northern European descent
• Ring and small fingers become permanently flexed
• Surgery is the only approved treatment; expensive
and characterized by numerous complications
• Early Phase II data showed efficacy and tolerability

Reported Dupuytren’s Results
• Mean degree of contracture:
– MP Joints – 50 degrees
– PIP Joints – 49 degrees
• Ultimate patient outcomes – success = zero to
five degrees - (mean of 3 injections):
– MP Joints 90% success
– PIP Joints 70% success
Source:  Badalamente, M. et al. J. Hand Surgery, September 2002

Confidential Dupuytren’s Disease & Current Treatment Modality

AA4500 For Dupuytren’s Disease Confidential

AA4500: Next Steps • Complete Manufacturing Scale-up • Request permission to enter Phase III for Dupytren’s Disease Trial • Then pursue Phase IIB – Peyronie’s Disease Study to optimize dosing

Transmucosal Film Technology
--- Under evaluation Other Urologics
--- Under evaluation Other Hormones
Complete prototype
formulation for two candidates
Formulation Pain Products
TBD Phase I complete Overactive
Bladder
Phase III:
commence 1st
quarter of year
Phase II complete Hypogonadism
2006 Expectations Current Status Indication

Testosterone Replacement Film
• Transmucosal film treatment for hypogonadism
• Testim
®
line extension with lower COGS
• For patients who require:
– more androgen than topical products
– alternative dosage form
• Phase II POC for Testosterone Replacement
Transmucosal Film complete.  Data demonstrated:
– Increased serum testosterone levels
– Product candidate was well tolerated
– 97% patient acceptability: 49% rating film as desirable; 48%
with acceptable rating

Overactive Bladder Film
•
OAB affects approximately 13 million people in the U.S.¹
– underreported by affected population
– Est. (according to IMS) >$1 billion market
– AA4010 API - oxybutynin
• Goal: Equal or improved efficacy with fewer side effects
• Phase I study completed Q2 2005 confirmed oxybutinin
can be delivered via transmucosal film
• Existing therapeutics’ side effects include:
– dry mouth
– gastrointestinal disorders
– visual disturbances
(1)  Source: Goldenberg, M., 1999

Corporate Partners
• Testim
®
marketing partners
– Oscient – Co-Promote in U.S.
– Bayer – Canada
– Ipsen – worldwide outside U.S., Canada, Mexico and Japan
• Drug delivery
– Bentley Pharmaceuticals – transdermal gel
– PharmaForm – transmucosal film
• Contract manufacturers
– Manufacture of development stage and commercial products

Financials

Summary Income Statement
Operating expenses:
8,148 3,762 122 Cost of goods sold
15,993 7,175 14,130 Research & development
197,200 68,300 Dispensed Units
(28,518) (28,875) (19,544) Net Loss
(28,326) (29,590) (19,878) Operating Loss
55,351 38,412 19,878 Total Operating Expenses
31,210 27,475 5,626 S,G&A
$    27,025 $     8,822 $         -- Revenue
2004 2003 2002
Year Ended December 31,
($ in thousands)
Six Months
5,977
13,327
130,000
(20,141)
(20,381)
39,017
19,713
$   18,636
Ended 6/30/05

Select Balance Sheet Information
2Q 2005
67,637 $
86,186
18,527
11,486
50,012
as of Dec 31, 2004
Cash and cash equivalents and S/T Inv. 46,807
$
Total assets
61,040
Current liabilities
15,973
Long-term liabilities
8,823
Accumulated deficit (99,257)
Total stockholders' equity
36,244
($ in thousands)
(119,398)
6,161 Financing-related liabilities -

Status of Goals for 2005
• Co-Promotion Partnership for Testim
®
:
Underway in Q2
• Increase Testim
®
market penetration :
Underway
• Further develop urologic and sexual health
products :
Underway
• In-license additional products :
Evaluating Opportunities